UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

SailPoint Technologies Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38297	47-1628077
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11120 Four Points Drive, Suite 100, Austin, Texas	78726
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (512) 346-2000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 17, 2022, SailPoint Technologies Holdings, Inc., a Delaware corporation (“SailPoint”), issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01, announcing the expiration of the “go-shop” period established pursuant to the terms of the previously announced Agreement and Plan of Merger, made and entered into as of April 10, 2022, by and among SailPoint, Project Hotel California Holdings, LP, a Delaware limited partnership (“Parent”) and Project Hotel California Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into SailPoint (the “Merger”), with SailPoint surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of funds advised by Thoma Bravo, L.P. (“Thoma Bravo”).

Important Information and Where to Find It

In connection with the proposed transaction between SailPoint and Thoma Bravo, SailPoint will file with the Securities and Exchange Commission (“SEC”) a Proxy Statement, the definitive version of which will be sent or provided to SailPoint stockholders. SailPoint may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which SailPoint may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by SailPoint through the website maintained by the SEC at www.sec.gov, SailPoint’s investor relations website at https://investors.sailpoint.com/ or by contacting the SailPoint investor relations department at the following: investor@sailpoint.com

Participants in the Solicitation

SailPoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SailPoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SailPoint’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 18, 2022. SailPoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of SailPoint directors and executive officers in the transaction, which may be different than those of SailPoint stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of SailPoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (iii) SailPoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm SailPoint’s business, including current plans and operations; (vii) the ability of SailPoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting SailPoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which SailPoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect SailPoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact SailPoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 17, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022

SailPoint Technologies Holdings, Inc.

By:	/s/ Chris Schmitt
Name:	Chris Schmitt
Title:	General Counsel

Exhibit 99.1

SailPoint Announces Expiration of “Go-Shop” Period

Transaction Is Expected to Close in the Second Half of 2022

AUSTIN, Texas, May 17, 2022 – SailPoint Technologies Holdings, Inc. (NYSE: SAIL) (“SailPoint”), the leader in enterprise identity security, today announced the expiration of the 35-day “go-shop” period under the terms of the previously announced definitive agreement, pursuant to which Thoma Bravo, L.P. (“Thoma Bravo”), a leading software investment firm, will acquire SailPoint in an all-cash transaction for $65.25 per share. The “go-shop” period expired at 11:59 p.m. (Eastern Time) on May 16, 2022.

During the go-shop period, SailPoint’s Board of Directors, with the assistance of Morgan Stanley & Co. LLC, actively solicited alternative acquisition proposals from potentially interested third parties; however, during the “go-shop” period, SailPoint did not receive any alternative acquisition proposals from any third party.

Following the expiration of the go-shop period, SailPoint became subject to customary no-shop restrictions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties, subject to customary “fiduciary out” provisions.

The transaction is expected to close in the second half of 2022, subject to customary closing conditions including approval by SailPoint stockholders and receipt of regulatory approvals. Upon closing of the transaction, SailPoint’s common stock will no longer be listed on any public market. The Company will continue to be headquartered in Austin, Texas.

About SailPoint

SailPoint is the leader in identity security for the modern enterprise. Harnessing the power of AI and machine learning, SailPoint automates the management and control of access, delivering only the required access to the right identities and technology resources at the right time. Its sophisticated identity platform seamlessly integrates with existing systems and workflows, providing the singular view into all identities and their access. We meet customers where they are with an intelligent identity solution that matches the scale, velocity and environmental needs of the modern enterprise. SailPoint empowers the most complex enterprises worldwide to build a security foundation grounded in identity security. More information is available at www.sailpoint.com.

Important Information and Where to Find It

In connection with the proposed transaction between SailPoint and Thoma Bravo, SailPoint will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to SailPoint stockholders. SailPoint may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which SailPoint may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by SailPoint through the website maintained by the SEC at www.sec.gov, SailPoint’s investor relations website at https://investors.sailpoint.com/ or by contacting the SailPoint investor relations department at the following: investor@sailpoint.com

Participants in the Solicitation

SailPoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SailPoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SailPoint’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 18, 2022. SailPoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of SailPoint directors and executive officers in the transaction, which may be different than those of SailPoint stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of SailPoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (iii) SailPoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm SailPoint’s business, including current plans and operations; (vii) the ability of SailPoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting SailPoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which SailPoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect SailPoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact SailPoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

# # #

Investor Relations

ICR for SailPoint

Brian Denyeau, 512-664-8916

investor@sailpoint.com

Media Relations for SailPoint

Jessica Sutera

VP, Corporate Marketing, 978-793-0085

Jessica.sutera@sailpoint.com

Natalie Reina

Sr. PR & Corp Comms Manager, 956-878-9176

Natalie.reina@sailpoint.com

Media Relations for Thoma Bravo

Megan Frank

Thoma Bravo Communications

mfrank@thomabravo.com

(212) 731-4778

Abigail Farr

Finsbury Glover Hering

abigail.farr@fgh.com

(646) 957-2067